SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 16, 2004

CERUS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-21937	68-0262011
(State of jurisdiction)	(Commission File No.)	(IRS Employer Identification No.)

2411 Stanwell Drive

Concord, California 94520

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (925) 288-6000

Item 5.  Other Events and Required FD Disclosure.

On June 16, 2004, Cerus Corporation (the “Company”) issued a press release reporting on initial results of additional analysis of the U.S. Phase III data for the INTERCEPT Blood System for platelets. A copy of the Company’s press release and a summary of the initial results are attached as Exhibits 99.1 and 99.2, respectively, hereto and are incorporated herein by reference.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits

Exhibit Number	Description of Exhibit
99.1	Press Release, dated June 16, 2004, entitled “Cerus Reports Initial Results From Additional Analysis of the U.S. Phase III Data for the INTERCEPT Blood System for Platelets.”

99.2	Summary of Initial Results

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERUS CORPORATION

Dated:	June 16, 2004	By:	/s/ Gregory W. Schafer
Gregory W. Schafer
Vice President, Finance and
Chief Financial Officer

Index to Exhibits

Exhibit Number	Description of Exhibit
99.1	Press Release, dated June 16, 2004, entitled “Cerus Reports Initial Results From Additional Analysis of the U.S. Phase III Data for the INTERCEPT Blood System for Platelets.”

99.2	Summary of Initial Results